SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50300	55-0309927

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1134 Market Street, Wheeling, WV	26003

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     In connection with the appointment of Harry L. Page to the office of President and Chief Operating Officer of Wheeling-Pittsburgh Steel Corporation (“WPSC”), a wholly owned subsidiary of Wheeling-Pittsburgh Corporation (as described in Item 5.02(c) below), the Compensation Committee of the Board of Directors established Mr. Page’s base salary at the rate of $260,000 per annum. The other terms and conditions of Mr. Page’s employment are those set forth in that certain Amended and Restated Retention Agreement, between Mr. Page and WPSC, effective as of February 16, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)	Appointment of New Principal Executive Officer.

     Mr. Harry L. Page, the current Vice President, Engineering, Technology & Metallurgy of Wheeling-Pittsburgh Steel Corporation (“WPSC”), a wholly owned subsidiary of Wheeling-Pittsburgh Corporation (the “Company”), has been appointed by the Company’s Board of Directors to the newly-created office of President and Chief Operating Officer of WPSC, effective April 1, 2005.

     Mr. Page has been the Vice President, Engineering, Technology & Metallurgy of WPSC since January 1999. Mr. Page, age 58, served as Vice President, Engineering and Environmental Control of WPSC from March 1998 to January 1999. Prior to joining WPSC, Mr. Page was the Senior Director, Engineering, Cleveland works of LTV Steel Company, Inc. from December 1997 to March 1998 and the General Manager of Engineering and Asset Management of LTV Steel from June 1993 to December 1997. Mr. Page held various engineering positions of increasing responsibility at LTV Steel from 1968 to 1998.

     In February 2005, Mr. Page entered into an Amended and Restated Retention Agreement (the “Agreement”) with WPSC, the material terms of which have been described under the sub-heading “Employment Contracts, Termination of Employment and Change-in-Control Arrangements” in Item 11 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 14, 2005, and which description is hereby incorporated herein by reference to such prior disclosure. The Agreement provides for an initial term of employment until August 31, 2006, at which time Mr. Page’s employment may be terminated by Mr. Page or WPSC.

     A press release dated March 29, 2005 regarding the appointment of Mr. Page to the office of President and Chief Operating Officer of WPSC is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 29, 2005.

99.2	Amended and Restated Retention Agreement, effective as of February 16, 2005, between Harry L. Page and Wheeling-Pittsburgh Steel Corporation (incorporated by reference to Exhibit 10.13(e) to the Company’s Annual Report on Form 10-K (File No. 000-50300) for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 14, 2005).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ John W. Testa
John W. Testa
Vice President, Secretary and Treasurer

Dated: March 29, 2005